Virtus KAR International Small-Cap Fund (the “fund”),
a series of Virtus Opportunities Trust
Supplement dated July 26, 2021, to the Summary Prospectus and
Statutory Prospectus dated February 1, 2021, as supplemented
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
As approved by the Board of Trustees of Virtus Opportunities Trust, effective September 24, 2021, the fund’s Principal Investment Strategies will be modified to focus on small- and mid-cap issuers rather than solely on small-cap issuers. Accordingly, the fund’s non-fundamental investment policy of investing at least 80% of its assets in equity securities of non-U.S. small capitalization companies will be changed as of the same date to a non-fundamental investment policy of investing at least 80% of its assets in equity securities of non-U.S. small- and mid-capitalization companies. The fund’s name will change as of the same date to reflect its new investment policy. Further, as of September 24, 2021, the fund’s investment adviser has agreed to decrease the investment advisory fee rate applicable to the fund as well as the expense limitation applicable to each class of the fund. Related disclosure changes are described below.
Under “Fees and Expenses” in the summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table will be replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees(a)	0.90%	0.90%	0.90%	0.90%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.31%	0.28%	0.29%	0.18%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(b)	1.47%	2.19%	1.20%	1.09%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.01)%	(0.00)%	(0.00)%	(0.00)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.46%	2.19%	1.20%	1.09%
(a) The Management Fee has been restated to reflect the lower fee, effective September 24, 2021.
(b) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(c) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.45% for Class A Shares, 2.20% for Class C Shares, 1.20% for Class I Shares and 1.10% for Class R6 Shares through January 31, 2023. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.
The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of non-U.S. small- and mid-capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers small- and mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations generally within the range of companies included in the MSCI All Country World ex U.S. SMID Cap Index on a rolling three-year basis. As of June 30, 2021, the total market capitalization range of companies included in the MSCI All Country World ex U.S. SMID Cap Index over the past three years was $0 to $40.3 billion. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
Equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). The fund may invest in emerging markets issuers. The fund is non-diversified under federal securities laws.
The disclosure under the “Principal Risks” in the summary prospectus and in the summary section of the statutory prospectus will be restated as follows:
> Equity Securities Risk. The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.
> Small and Medium Market Capitalization Risk. The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.
> Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
> Emerging Market Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
> Limited Number of Investments Risk. Because the fund may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.
> Non-Diversification Risk. The fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the fund invests more of its assets in the securities of fewer issuers than would a diversified fund.
> Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.
> Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.
> Preferred Stocks Risk. Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.
> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.
The disclosure under “Performance Information” in the summary prospectus and in the summary section of the statutory prospectus will be amended to reflect the fund’s new primary benchmark, The MSCI AC World Ex USA Small Mid Cap Index (net). This change is being made to more closely match the fund’s primary benchmark to its new principal investment strategy. The following additional information about the MSCI AC World Ex USA Small Mid Cap Index (net) will be included in the new disclosure:
The MSCI AC World Ex USA Small Mid Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures mid- and small-cap performance across 22 of 23 Developed Market countries (excluding the U.S.) and 24 Emerging Markets countries. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
Under “More Information About Fund Expenses” on page 93 of the statutory prospectus, the table listing the contractual expense limitations for the funds will be amended to reflect the following limitations for the fund:
Class A	Class C	Class C1	Class I	Class R6
1.45%	2.20%	N/A	1.20%	1.10%
The first five paragraphs of disclosure under “Principal Investment Strategies” on page 103 of the statutory prospectus will be replaced with the following:
Under normal circumstances, the fund invests at least 80% of its assets in equity securities of non-U.S. small- and mid-capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers small- and mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations generally within the range of companies included in the MSCI All Country World ex U.S. SMID Cap Index on a rolling three-year basis. As of June 30, 2021, the total market capitalization range of companies included in the MSCI All Country World ex U.S. SMID Cap Index over the past three years was $0 to $40.3 billion. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country.
Equity securities in which the fund invests include common stocks, preferred stocks and ADRs. The fund may invest in emerging markets issuers. Generally, the fund invests in approximately 30-60 securities at any given time. The subadviser uses a strategy emphasizing highly profitable, consistently growing companies with low debt and rising cashflows. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, its relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value.
Under “More Information About Risks Related to Principal Investment Strategies” the table beginning on page 118 of the statutory prospectus will be amended by moving the fund to alphabetical order according to its new name, and changing the entries for the fund to reflect an “X” in the row for each of Depositary Receipts, Equity Securities, Small and Medium Market Capitalization Companies, Foreign Investing, Emerging Market Investing, Limited Number of Investments, Market Volatility, Non-Diversification, Preferred Stock, and Redemption, thereby indicating that those are the listed risks applicable to the fund.
Under the “Management of the Funds” on page 130 of the statutory prospectus, the “Management Fees” table will be amended to reflect the following fee rates for the fund:
First $3 billion	$3+ billion
0.90%	0.85%
In the section “Risks Associated with Additional Investment Techniques and Fund Operations” the table on page 137 of the statutory prospectus will be amended by moving the fund to alphabetical order according to its new name, and changing the entries for the fund to reflect an “X” in the row for each of Currency Rate, Cybersecurity, Initial Public Offerings (IPOs), Operational, and Private Placements, thereby indicating that those are the listed items applicable to the fund.

All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated February 1, 2021, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VOT 8020/ISCChanges (7/21)

Virtus KAR International Small-Cap Fund (the “fund”),
a series of Virtus Opportunities Trust
Supplement dated July 26, 2021, to the
Statement of Additional Information for Virtus Opportunities Trust
dated February 1, 2021, as supplemented
As approved by the Board of Trustees of Virtus Opportunities Trust, effective September 24, 2021, the fund’s Principal Investment Strategies will be modified to focus on small- and mid-cap issuers rather than solely on small-cap issuers. Accordingly, the fund’s non-fundamental investment policy of investing at least 80% of its assets in equity securities of non-U.S. small capitalization companies will be changed as of the same date to a non-fundamental investment policy of investing at least 80% of its assets in equity securities of non-U.S. small- and mid-capitalization companies. The fund’s name will change as of the same date to reflect its new investment policy. Further, as of September 24, 2021, the fund’s investment adviser has agreed to decrease the investment advisory fee rate applicable to the fund as well as the expense limitation applicable to each class of the fund. Related disclosure changes are described below.
Under “Investment Advisory Agreement and Expense Limitation Agreement” beginning on page 89, the table listing the Investment Advisory Fees for the funds will be amended to reflect the following fee rates for the fund:
1st $3 Billion	$3+ Billion
0.90%	0.85%
Under “Investment Advisory Agreement and Expense Limitation Agreement” beginning on page 90, the table listing the contractual expense limitations for the funds will be amended to reflect the following limitations for the fund:
Class A	Class C	Class C1	Class I	Class R6
1.45%	2.20%	N/A	1.20%	1.10%
Under “Portfolio Manager Compensation” beginning on page 103, the table listing the performance benchmarks for portfolio manager compensation will be amended by replacing benchmark for the fund with the MSCI ACWI ex USA SMID Cap Index.
All other disclosure concerning the fund, including fees and expenses, remains unchanged from the SAI dated February 1, 2021, as supplemented.
Investors should retain this supplement with the
Statement of Additional Information for future reference.
VOT 8020/ISCChangesSAI (7/21)

Virtus KAR International Small-Mid Cap Fund,
a series of Virtus Opportunities Trust
Supplement dated July 26, 2021, to the Summary Prospectus and
Statutory Prospectus, and the Statement of Additional Information (“SAI”) for Virtus Opportunities Trust, each dated February 1, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
As approved by the Board of Trustees of Virtus Opportunities Trust, pursuant to an Agreement and Plan of Reorganization, Virtus KAR International Small-Mid Cap Fund (the “Acquired Fund”) will merge with and into Virtus KAR International Small-Cap Fund (the “Acquiring Fund”) on or about September 24, 2021. The Acquired Fund and the Acquiring Fund have the same Board of Trustees, investment adviser and subadviser, as well as the same portfolio managers. Prior to the merger, the Acquiring Fund’s Principal Investment Strategies and non-fundamental investment policy regarding the investment of at least 80% of its assets will be modified to match those of the Acquired Fund; the Acquiring Fund’s investment advisory fee rates will be contractually decreased to a level at least as low as those of the Acquired Fund; and the Acquiring Fund’s expenses will be contractually limited by the investment adviser to levels at least as low as those of the Acquired Fund. Therefore, the combined fund after the merger is expected to be managed substantially identically to the way that the Acquired Fund was managed before the merger, with higher assets and the potential for lower fees and expenses.
Pursuant to the Agreement and Plan of Reorganization, the Acquired Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund. Following the exchange, the Acquired Fund will distribute the shares of the Acquiring Fund to its shareholders pro rata, in liquidation of the Acquired Fund, and shareholders of the Acquired Fund will therefore become shareholders of the Acquiring Fund.
The merger is expected to be carried out pursuant to Rule 17a-8 under the Investment Company Act of 1940, as amended, which means that shareholder approval is not required for the merger to be carried out.
Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.
VOT 8020/SMIDMerger (7/21)